Kayne Anderson

NextGen Energy & Infrastructure, Inc.

KMF Quarterly Report

August 31, 2023

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

All investments in securities involve risks, including the possible loss of principal. The value of an investment in the Fund could be volatile, and you could suffer losses of some or a substantial portion of the amount invested. The Fund’s concentration of investments in energy infrastructure companies subjects it to the risks of the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in distribution rates, which increases a stockholder’s risk of loss.

Performance data quoted in this report represent past performance and are for the stated time period only. Past performance is not a guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
LETTER TO STOCKHOLDERS

October 2, 2023

Dear Fellow Stockholders:

This quarterly update discusses the energy infrastructure markets, KMF’s portfolio, and the Fund’s year-to-date performance. While there is much uncertainty in the financial markets and competing narratives on the path forward for the economy, we believe the Fund’s investments are well positioned to generate compelling risk-adjusted returns for the next several years. Further, KMF’s balance sheet provides the Fund with flexibility to quickly adapt to changing market conditions. As it relates to fiscal Q3:

•   KMF’s Net Asset Return for fiscal Q3 was 8.3%; for the first nine months of fiscal 2023 the Fund’s Net Asset Return was negative 5.3%;(1)

•   KMF meaningfully outperformed its benchmark during the quarter (580 basis points of outperformance);(2)(3)

•   KMF’s portfolio benefited from a constructive backdrop for the energy sector and the Fund’s midstream investments continue to generate significant free cash flow; and

•   KMF maintained conservative leverage levels with ample downside cushion(4)

KYN & KMF Proposed Merger

Kayne Anderson Energy Infrastructure Fund, Inc. (NYSE: KYN) and KMF announced plans to combine the two funds earlier this year (the “Merger”), with KYN as the surviving entity. The definitive joint proxy statement/prospectus containing information about the Merger is now on file and available at SEC.gov, and the special meeting of stockholders to approve the Merger is scheduled for November 1st. Please also refer to kaynefunds.com/insights for information on the Merger.(5)

Market Conditions

While the major U.S. equity indices have generated positive returns, fiscal 2023 has been a volatile year in the financial markets. Examples include the regional banking crisis during the spring, the political brinkmanship over the federal debt ceiling in May and, more recently, the rapid increase in interest rates (as measured by yields on U.S. Treasury bonds) in response to the Federal Reserve reiterating its commitment to keeping interest rates “higher for longer.” These events, in turn, have caused meaningful swings in stock prices. We expect this volatility to continue and, as a result, we have reduced leverage in response to these market conditions. Put simply, there is much uncertainty in the financial markets, and we do not expect this to change any time soon.

For instance, the state of the global economy remains a subject of much debate. Economic activity in the U.S. has been resilient thus far in fiscal 2023, and many economists are optimistic about the prospects for a “soft landing” in the domestic economy. We too are optimistic, but we readily acknowledge this outcome is far from certain. Further, we believe that there is a higher-than-normal probability of meaningful stock price volatility as the market digests new economic data points and the resulting implications for the economy. Our goal is to best position the Fund to withstand this volatility while at the same time capitalizing on our bullish outlook for the energy infrastructure sector.

____________

Endnotes can be found on page 5.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
LETTER TO STOCKHOLDERS

Fiscal Q3 exhibited broad-based strength across sectors on solid earnings and positive inflation trends, though pockets of the market sold off on rising interest rates.

	Total Return
	S&P 500	DJIA	NASDAQ	XLE(7)	AMNA(8)	KRII(9)	XLU(10)
Fiscal Q3 2023	8.3%	6.1%	8.7%	17.1%	10.4%	-7.5%	-2.2%
Fiscal 2023(6)	11.9%	2.0%	23.2%	0.5%	1.3%	-12.1%	-9.8%

The energy sector (including energy infrastructure) enjoyed a very strong fiscal Q3. This is in contrast to the first six months of fiscal 2023, where weak stock price performance for energy companies did not reflect the companies’ solid financial and operating results. Importantly, nothing has changed in the midstream sector’s fundamentals to alter our constructive outlook; we continue to believe that consistent operating results, commitment to returning capital to investors, and steady growing dividends will prove to be a winning formula over time.

Fiscal Q3 was an active quarter in the capital markets for the midstream sector. Kodiak Gas Services (NYSE: KGS) completed the first midstream IPO since 2021. Additionally, NuStar Energy, Gibson Energy and Hess Midstream completed equity offerings during the quarter for aggregate proceeds of approximately $660 million. The midstream sector is very different from five years ago, and companies are no longer reliant on the capital markets to finance their growth projects. Nonetheless, we view these recent deals as an encouraging sign — investors are willing to allocate incremental capital to the sector.

Crude oil prices were up 23% in fiscal Q3, with WTI ending the quarter at ~$84 per barrel as global liquids demand reached record highs. In the weeks following quarter-end, supportive global inventory data and OPEC+ production restraint have driven spot prices in excess of $90 per barrel, introducing renewed focus on higher gasoline and diesel prices (and the associated implications for the domestic economy). Slower-than-expected Chinese demand growth, growing crude supply from the Americas (including emerging sources like Guyana), and significant Saudi spare capacity lead us to believe a sustained rally in excess of $100 per barrel is unlikely. However, we do believe that crude oil prices are likely to remain above $75 (barring an unexpected shift in OPEC+ policy). The combination of lower volatility in crude oil prices and measured domestic production growth provides a very constructive backdrop for our midstream investments.

The natural gas market also rebounded nicely during the quarter. After trading for several months near $2.00 per MMBtu, Henry Hub natural gas prices have recovered to a range of $2.50 to $2.80 per MMBtu. Reduced drilling in response to these low prices has begun to dampen the rate of supply growth, and an extremely warm summer in the U.S. is driving record levels of gas-fired power generation (~37 Bcf/d of demand)(11). The prices for natural gas in the futures market remain much higher at ~$3.60 per MMBtu in 2024 and above $4.00 in 2025. European and Asian gas prices spiked again during the quarter in response to potential strikes at Australian liquefied natural gas (“LNG”) production facilities, while U.S. LNG exports remain very strong (~11.5 Bcf/d, or virtually 100% utilization)(12). Our outlook for North American natural gas consumption and LNG exports remains very constructive.

____________

Endnotes can be found on page 5.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
LETTER TO STOCKHOLDERS

Portfolio and Performance

As has been the case for most of fiscal 2023, there was a large divergence during fiscal Q3 in performance between the midstream sector and the renewable and utilities sectors. Midstream equities were up meaningfully during the quarter, while higher interest rates and less accommodative capital markets have weighed on renewables and utilities equities. While we remain constructive on the fundamental longer-term outlook for U.S. utilities and renewables, the current market backdrop has us cautious in the near-term, and we have positioned the Fund’s portfolio accordingly.

Comparison of Returns in Fiscal Q3 2023
KMF Net Asset Return(1)	8.3%
KMF Benchmark(3)	2.5%
Midstream(8)(13)	10.4%
Renewable Infrastructure(9)	-7.5%
U.S. Utilities(10)	-2.2%

KMF generated a total Net Asset Return of 8.3% in fiscal Q3, its best quarter since the second quarter of fiscal 2022. KMF’s Market Return, which is based on stock price performance rather than Net Asset Value, was 11.6% for fiscal Q3.(14) This exceeded our Net Asset Return as our stock price traded at a 15.2% discount to NAV as of August 31st compared to a 17.7% discount at the beginning of the fiscal quarter.

While our near-term outlook for energy infrastructure is nuanced, our intermediate to longer-term outlook is positive for each subsector. In the current environment, we continue to favor companies that are funding capital spending from internally generated cash flow or have minimal external financial needs. We are also favoring companies that have strong balance sheets and manageable exposure to floating interest rates and near-term debt maturities. During fiscal Q3, we continued to increase KMF’s exposure to the midstream sector and decrease the Fund’s exposure to renewable infrastructure and utilities. As of August 31st, midstream investments represented 76% of the Fund’s portfolio (66% of the portfolio at the end of fiscal 2022).

We believe midstream companies are better positioned to deal with near-term macroeconomic headwinds associated with higher interest rates and benefit from the tailwind of domestic oil and gas production growth. We are bullish on the longer-term outlook for renewable infrastructure and utilities — these sectors are poised to benefit from the energy transition. That said, the near-term outlook for these sectors is more challenging — there are a host of other income-oriented alternatives for investors given the higher interest rate environment, and these companies (most of which are not generating free cash flow) are faced with the challenge of efficiently financing their growth projects in the near term.

____________

Endnotes can be found on page 5.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
LETTER TO STOCKHOLDERS

Distribution & Outlook

KMF recently announced a 16 cent per share distribution to be paid to investors in early October. As a reminder, once the combination with KYN is completed, we intend to recommend an additional one cent per share increase in KYN’s quarterly distribution rate (to $0.22 per share). KMF stockholders’ distribution is estimated to increase by approximately 17% once the combination is completed (on a pro forma basis).(15)

We encourage investors to visit our website at kaynefunds.com for more information about the Fund, including the commentary posted on the “Insights” page that discuss performance, key industry trends, and the Merger. We appreciate your investment in KMF and look forward to providing future updates.

KA Fund Advisors, LLC

____________

Endnotes can be found on page 5.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
LETTER TO STOCKHOLDERS

____________

(1)          Net Asset Return is defined as the change in net asset value per share plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment plan).

(2)          Relative performance based on the difference between the Fund’s Net Asset Return and the total return of KMF’s Benchmark.

(3)          KMF’s Benchmark is a composite of energy infrastructure companies. For fiscal 2023, this composite is comprised of a 50% weighting to the midstream sector, a 30% weighting to the renewable infrastructure sector, and a 20% weighting to the U.S. utility sector. The subsector allocations for this composite were established by Kayne Anderson at the beginning of fiscal 2023 based on the estimated target subsector allocations of the Fund’s assets over the intermediate term. KMF’s portfolio holdings and/or subsector allocations may change at any time.

(4)          Downside cushion reflects the decrease in total asset value that could be sustained while maintaining compliance with 1940 Act leverage levels and KMF’s financial covenants.

(5)          More information on the Merger is available in the definitive joint proxy statement/prospectus filed with the Securities and Exchange Commission (SEC). All relevant documents are available at no charge on the SEC website at www.sec.gov. Please refer to kaynefunds.com/insights for additional information on the combination.

(6)          Fiscal year-to-date 2023 (11/30/22 – 8/31/23).

(7)          The benchmark for the broad U.S. energy sector is the Energy Select Sector SPDR Fund (XLE), which is an exchange-traded fund (“ETF”) linked to the Energy Select Sector Index (IXE), a subset of the S&P 500.

(8)          The benchmark for the midstream sector is the Alerian Midstream Energy Index (AMNA).

(9)          The benchmark for the renewable infrastructure sector is the Kayne Anderson Renewable Infrastructure Index (KRII), a market-cap weighted index of 35 domestic and international renewable infrastructure companies with individual constituents capped at a 5% weighting.

(10)        The benchmark for the U.S. utility sector is the Utilities Select Sector SPDR Fund (XLU), which is an exchange-traded fund (“ETF”) linked to the Utilities Select Sector Index (IXU), a subset of the S&P 500.

(11)        Source: TPH&Co. Research, Bloomberg.

(12)        Source: Reuters/Refinitiv.

(13)        Whenever we reference “midstream companies”, the “midstream sector” or the “midstream industry” it includes both traditional midstream companies and natural gas & LNG infrastructure companies. Traditional midstream companies are defined as midstream companies that own and/or operate midstream assets related to crude oil, refined products, natural gas liquids or water. Natural gas & LNG infrastructure companies are defined as midstream companies that primarily own and/or operate midstream assets related to natural gas or liquefied natural gas.

(14)        Market Return is defined as the change in share price plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment program).

(15)        Estimate based on (i) the implied exchange ratio of 0.854 shares of KYN for each share of KMF (based on per share NAVs as of August 31, 2023) and (ii) a 22 cent per share quarterly distribution rate for KYN once the Merger closes. The exchange ratio will be based on the relative per share NAVs of each fund the business day prior to the Merger’s closing date. The proposed increase in KMF’s distribution level is not certain, as payment of future distributions is subject to KYN’s Board of Directors approval, as well as meeting the covenants of KYN’s debt agreements and terms of its preferred stock. There can be no guarantee that the KYN quarterly distribution will ultimately increase (due to changes in market conditions or otherwise) or that it would not subsequently decrease.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Fund Overview

Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Fund” or “KMF”) is a non-diversified, closed-end fund that commenced operations in November 2010. Our investment objective is to provide a high level of total return with an emphasis on making cash distributions to our stockholders. We seek to achieve that investment objective by investing at least 80% of our total assets in the securities of Energy Companies and Infrastructure Companies. We expect to invest the majority of our assets in securities of “NextGen” companies which we define as Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition. Please see the Glossary of Key Terms for a description of these investment categories and for the meaning of capitalized terms not otherwise defined herein.

As of August 31, 2023, we had total assets of $525 million, net assets applicable to our common stockholders of $412 million (net asset value of $8.73 per share), and 47.2 million shares of common stock outstanding.

Our Top Ten Portfolio Investments(1)

Listed below are our top ten portfolio investments by issuer as of August 31, 2023.

	Holding	Category	Amount ($ in millions)	Percent of Long-Term Investments
1.	Enterprise Products Partners L.P.	Midstream Company	$50.3	9.8%
2.	The Williams Companies, Inc.	Natural Gas & LNG Infrastructure Company	45.2	8.8
3.	Targa Resources Corp.	Midstream Company	41.0	8.0
4.	Cheniere Energy, Inc.	Natural Gas & LNG Infrastructure Company	37.6	7.3
5.	Energy Transfer LP	Midstream Company	37.3	7.3
6.	Plains GP Holdings, L.P.(2)	Midstream Company	34.1	6.7
7.	ONEOK, Inc.	Midstream Company	23.7	4.6
8.	MPLX LP	Midstream Company	23.5	4.6
9.	Atlantica Sustainable Infrastructure plc	Renewable Infrastructure Company	18.2	3.6
10.	Sempra Energy	Utility Company	17.4	3.4
			$328.3	64.1%

____________

(1)     Includes ownership of common and preferred shares/units.

(2)     Includes ownership of Plains GP Holdings, L.P. (“PAGP”) and Plains AAP, L.P. (“PAGP-AAP”).

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Results of Operations — For the Three Months Ended August 31, 2023

Investment Income.    Investment income totaled $2.9 million for the quarter. We received $7.4 million of dividends and distributions, of which $3.7 million were estimated to be return of capital distributions. Return of capital distributions were increased by $0.9 million, and distributions in excess of cost basis were decreased by less than $0.1 million during the quarter as a result of 2022 tax reporting information that was received in fiscal 2023.

Operating Expenses.    Operating expenses totaled $3.7 million, including $1.7 million of investment management fees, $1.0 million of interest expense, $0.6 million of preferred stock distributions and $0.4 million of other operating expenses.

Net Investment Loss.    Our net investment loss totaled $0.8 million.

Net Realized Gains.    We had net realized gains of $2.8 million.

Net Change in Unrealized Gains.    We had a net increase in unrealized gains of $28.8 million.

Net Increase in Net Assets Resulting from Operations.    As a result of the above, we had a net increase in net assets resulting from operations of $30.8 million.

Distributions to Common Stockholders

On September 20, 2023, KMF declared a quarterly distribution of $0.16 per common share for the third quarter, which was paid on October 10, 2023. Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants on our debt agreements and terms of our preferred stock.

The Board of Directors considers several items in setting our distributions to common stockholders including net distributable income as defined below, realized and unrealized gains and expected returns for portfolio investments.

Net distributable income (“NDI”) is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the Reconciliation of NDI to GAAP section below for a reconciliation of this measure to our results reported under GAAP.

For the purposes of calculating NDI, income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and (d) net premiums received from the sale of covered calls.

For the purposes of calculating NDI, operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) accrual for estimated excise taxes (if any) and (d) interest expense and preferred stock distributions.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended August 31, 2023
Distributions and Other Income from Investments
Dividends and Distributions	$7.4
Net Premiums Received from Call Options Written	0.1
Expenses
Investment Management Fee	(1.7)
Other Expenses	(0.4)
Interest Expense	(1.0)
Preferred Stock Distributions	(0.6)
Net Distributable Income (NDI)	$3.8
Weighted Shares Outstanding	47.2
NDI per Weighted Share Outstanding	$0.08

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•   A significant portion of the cash distributions received from our investments is characterized as return of capital. For GAAP purposes, return of capital distributions are excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•   GAAP recognizes distributions received from our investments that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•   We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Liquidity and Capital Resources

At August 31, 2023, we had total leverage outstanding of $112 million, which represented 21% of total assets. Our current policy is to utilize leverage in an amount that represents approximately 20% to 25% of our total assets. Total leverage was comprised of $12 million of borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”), $58 million of senior unsecured notes (“Notes”) and $42 million of mandatory redeemable preferred stock (“MRP Shares”). As of August 31, 2023 we did not have any borrowings outstanding under our unsecured revolving credit facility with Sumitomo Mitsui Banking Corporation (“Bank Facility”) and we had $9 million of cash and cash equivalents. As of October 20, 2023, we did not have any borrowings outstanding under our Credit Facility or Bank Facility and we had $50 million of cash.

Our Credit Facility has a total commitment of $45 million and matures on February 23, 2024. The interest rate on borrowings under the Credit Facility may vary between the secured overnight financing rate (“SOFR”) plus 1.40% and SOFR plus 2.25%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility.

Our Bank Facility has a total commitment of $20 million and a three-year term, maturing August 6, 2024. Borrowings under the Bank Facility will bear interest at a rate of 1-month SOFR plus 1.45%. The Fund will pay a commitment fee of 0.20% per annum on any unused amounts of the Bank Facility.

At August 31, 2023, we had $58 million of Notes outstanding that mature between 2025 and 2033 and we had $42 million of MRP Shares outstanding that are subject to mandatory redemption in 2024 and 2026.

At August 31, 2023, our asset coverage ratios under the Investment Company Act of 1940, as amended (“1940 Act”), were 746% for debt and 469% for total leverage (debt plus preferred stock). We target asset coverage ratios that give us the ability to withstand declines in the market value of the securities we hold before breaching the financial covenants in our leverage (we often refer to this as our “downside cushion”). At this time, we target asset coverage ratios that provide 40% to 50% of downside cushion relative to our financial covenants. Our leverage targets are dependent on market conditions as well as certain other factors and may vary from time to time.

As of August 31, 2023, our total leverage consisted of 71% of fixed rate obligations and 29% of floating rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 5.20%.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2023
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 124.1%
Equity Investments(1) — 124.1%
Midstream Company(2) — 63.7%
Aris Water Solutions, Inc.	140	$1,429
Enbridge Inc.(3)	404	14,155
Energy Transfer LP(4)	2,632	35,449
Energy Transfer LP, — Series A Preferred Units(4)(5)	2,000	1,840
EnLink Midstream, LLC	242	3,007
Enterprise Products Partners L.P.(4)	1,227	32,637
Enterprise Products Partners L.P. — Convertible Preferred Units(4)(6)(7)(8)	18	17,658
Hess Midstream LP(9)	275	7,960
MPLX LP(4)	673	23,484
ONEOK, Inc.(10)	363	23,698
Pembina Pipeline Corporation(3)	559	17,374
Plains GP Holdings, L.P.(9)	1,434	23,006
Plains GP Holdings, L.P. — Plains AAP, L.P.(6)(9)(11)	690	11,061
Targa Resources Corp.(12)	476	41,023
Western Midstream Partners, LP(4)	329	8,788
		262,569
Natural Gas & LNG Infrastructure Company(2)(13) — 31.3%
Antero Midstream Corporation	539	6,527
Cheniere Energy, Inc.	230	37,569
Cheniere Energy Partners, L.P.(4)	119	6,160
DT Midstream, Inc.	122	6,400
Kinder Morgan, Inc.	583	10,032
Streamline Innovations Holdings, Inc. — Series C Preferred Shares(6)(7)(14)(15)(16)	1,375	6,738
TC Energy Corporation(3)	289	10,427
The Williams Companies, Inc.	1,308	45,165
		129,018
Renewable Infrastructure Company(2)(13) — 13.5%
Atlantica Sustainable Infrastructure plc(3)	811	18,205
Brookfield Renewable Partners L.P.(3)(9)	421	10,710
Clearway Energy, Inc. — Class A	231	5,405
Clearway Energy, Inc. — Class C	258	6,403
NextEra Energy Partners, LP(9)	294	14,665
		55,388

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2023
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

Description	No. of Shares/Units	Value
Utility Company(2) — 11.7%
Duke Energy Corporation(13)	76	$6,731
NextEra Energy, Inc.(13)	240	16,043
Sempra Energy(13)	248	17,400
TransAlta Corporation(3)(13)	439	4,212
Xcel Energy Inc.(13)	70	3,982
		48,368
Other Energy Company(2) — 3.9%
Exxon Mobil Corporation	120	13,310
Phillips 66(12)	24	2,751
		16,061
Total Long-Term Investments (Cost — $445,265)		511,404

Short-Term Investment — Money Market Fund — 2.0%
JPMorgan 100% U.S. Treasury Securities Money Market
Fund — Capital Shares, 5.23%(18) (Cost — $8,294)	8,294	8,294
Total Investments — 126.1% (Cost — $453,559)		$519,698
	Strike Price	Expiration Date	No. of Contracts	Notional Amount(17)
Liabilities
Call Option Contracts Written(16)
Midstream Company(2)
Targa Resources Corp.	$82.50	9/15/23	240	$2,070	(101)

Other Energy Company(2)
Phillips 66	115.00	9/15/23	100	1,142	(17)
Phillips 66	120.00	9/15/23	100	1,142	(3)
					(20)
Total Call Option Contracts Written (Premiums Received — $63)					(121)

Debt	(70,235)
Mandatory Redeemable Preferred Stock at Liquidation Value	(41,491)
Other Assets in Excess of Other Liabilities	4,282
Net Assets Applicable to Common Stockholders	$412,133

____________

(1)    Unless otherwise noted, equity investments are common units/common shares.

(2)    Refer to the Glossary of Key Terms for definitions.

(3)    Foreign security.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2023
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

(4)    Securities are treated as a qualified publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as qualified publicly-traded partnerships. It is the Fund’s intention to be treated as a RIC for tax purposes. As of August 31, 2023, the Fund had 24.0% of its total assets invested in qualified publicly-traded partnerships.

(5)    Energy Transfer LP (“ET”) Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (“ET Series A Units”). ET Series A Units have a liquidation preference of $1,000 per unit and pay a quarterly distribution at a rate equal to the three-month SOFR plus a spread of 4.2896%. ET Series A Units are redeemable anytime at a redemption price of $1,000 per ET Series A Unit plus accumulated and unpaid distributions. As of August 31, 2023, the distribution rate was 9.654%.

(6)    The Fund’s ability to sell this security is subject to certain legal or contractual restrictions. As of August 31, 2023, the aggregate value of restricted securities held by the Fund was $35,457 (6.8% of total assets) which included $11,061 of Level 2 securities and $24,396 of Level 3 securities. See Note 7 — Restricted Securities.

(7)    Fair valued on a recurring basis using significant unobservable inputs (Level 3). See Notes 2 and 3 in Notes to Financial Statements.

(8)    Enterprise Products Partners L.P. (“EPD”) Series A Cumulative Convertible Preferred Units (“EPD Convertible Preferred Units”) are senior to the common units in terms of liquidation preference and priority of distributions, and pay a distribution of 7.25% per annum. The EPD Convertible Preferred Units are convertible into EPD common units at any time after September 29, 2025 at the liquidation preference amount divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at such time.

(9)    This company is structured like an MLP, but is not treated as a qualified publicly-traded partnership for RIC qualification purposes.

(10)  On September 25, 2023, ONEOK, Inc. (“OKE”) completed its previously announced acquisition of Magellan Midstream Partners, L.P. (“MMP”) in which OKE acquired all of the outstanding units of MMP for cash and stock.

(11)  The Fund’s ownership of Plains AAP, L.P. (“PAGP-AAP”) is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or Plains All American Pipeline, L.P. (“PAA”) units at the Fund’s option. The Fund values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of August 31, 2023, the Fund’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 7 — Restricted Securities.

(12) Security or a portion thereof is segregated as collateral on option contracts written.

(13)  For purposes of the Fund’s investment policies, it considers NextGen Companies to be Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition. For these purposes, the Fund includes Natural Gas & LNG Infrastructure Companies, Renewable Infrastructure Companies and certain Utility Companies as NextGen Companies.

(14)  The Fund believes that it is an affiliate of Streamline Innovations Holdings, Inc. (“Streamline”). See Note 5 — Agreements and Affiliations.

(15)  Streamline is a privately-held company. Streamline Series C Preferred Shares are convertible into common equity at any time at the Fund’s option and are senior to common equity and Series A and Series B preferred shares in terms of liquidation preference and priority of distributions. Streamline Series C Preferred Shares are entitled to receive a quarterly dividend beginning on March 31, 2025, at an annual rate of 12.0%, which rate shall increase 2.0% each year thereafter to a maximum rate of 18.0%. Streamline Series C Preferred Shares are redeemable by Streamline at any time after March 31, 2025, at a price sufficient for the Fund to achieve a 20.0% internal rate of return on its investment.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2023
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

(16)  Security is non-income producing.

(17)  The notional amount of call option contracts written is the product of (a) the number of contracts written, (b) 100 (each contract entitles the option holder to 100 units/shares) and (c) the market price of the underlying security as of August 31, 2023.

(18)  The rate indicated is the yield as of August 31, 2023.

At August 31, 2023, the Fund’s geographic allocation was as follows:

Geographic Location	% of Long-Term Investments
United States	85.3%
Canada	11.1%
Europe/U.K.	3.6%

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2023
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $438,383)	$504,666
Affiliated (Cost — $6,882)	6,738
Short-term investments (Cost — $8,294)	8,294
Cash	1,000
Deposits with brokers	251
Receivable for securities sold	1,995
Dividends, distributions and interest receivable (Cost — $1,259)	1,258
Deferred credit facility offering costs and other assets	785
Total Assets	524,987

LIABILITIES
Investment management fee payable	564
Accrued directors’ fees	74
Call option contracts written (Premiums received — $63)	121
Accrued expenses and other liabilities	1,166
Credit facility	12,000
Notes	58,235
Unamortized notes issuance costs	(402)
Mandatory redeemable preferred stock, $25.00 liquidation value per share
(1,659,657 shares issued and outstanding)	41,491
Unamortized mandatory redeemable preferred stock issuance costs	(395)
Total Liabilities	112,854
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$412,133

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (47,197,462 shares issued and outstanding,198,340,343 shares authorized)	$47
Paid-in capital	765,845
Total distributable earnings (loss)	(353,759)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$412,133
NET ASSET VALUE PER COMMON SHARE	$8.73

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
STATEMENT OF OPERATIONS
(amounts in 000’s)
(UNAUDITED)

	For the Three Months Ended August 31, 2023	For the Nine Months Ended August 31, 2023
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$7,362	$21,736
Money market mutual funds	45	96
Total dividends and distributions (after foreign taxes withheld of $148 and $475, respectively)	7,407	21,832
Return of capital	(4,595)	(11,908)
Distributions in excess of cost basis	41	(37)
Net dividends and distributions	2,853	9,887
Interest income	—	142
Total Investment Income	2,853	10,029
Expenses
Investment management fees	1,659	5,137
Professional fees	131	405
Directors’ fees	74	319
Administration fees	50	151
Insurance	37	110
Reports to stockholders	30	83
Custodian fees	12	41
Other expenses	76	177
Total Expenses — before interest expense and preferred distributions	2,069	6,423
Interest expense including amortization of offering costs	1,043	2,945
Distributions on mandatory redeemable preferred stock including amortization of offering costs	572	1,651
Total Expenses	3,684	11,019
Net Investment Loss	(831)	(990)
REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	2,865	10,696
Foreign currency transactions	(35)	(43)
Securities sold short	—	135
Options	—	58
Net Realized Gains (Losses)	2,830	10,846
Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	28,343	(38,839)
Investments — affiliated	550	206
Foreign currency translations	1	3
Options	(58)	(58)
Net Change in Unrealized Gains (Losses)	28,836	(38,688)
Net Realized and Unrealized Gains (Losses)	31,666	(27,842)
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$30,835	$(28,832)

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s)

	For the Nine Months Ended August 31, 2023 (Unaudited)		For the Fiscal Year Ended November 30, 2022
OPERATIONS
Net investment loss(1)	$(990)		$(589)
Net realized gains	10,846		17,517
Net change in unrealized gains (losses)	(38,688)		61,110
Net Increase (Decrease) in Net Assets Resulting from Operations	(28,832)		78,038

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(22,655	)(2)	(4,476)
Distributions — return of capital	—	(2)	(24,786)
Dividends and Distributions to Common Stockholders	(22,655)		(29,262)
Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	(51,487)		48,776
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	463,620		414,844
End of period	$412,133		$463,620

____________

(1)    Distributions on the Fund’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies.

(2)    Distributions paid to common stockholders for the nine months ended August 31, 2023 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which would include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED AUGUST 31, 2023
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(28,832)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	11,908
Distributions in excess of cost basis	37
Net realized gains (excluding securities sold short and foreign currency transactions)	(10,754)
Net realized gains on securities sold short	(135)
Net change in unrealized gains and losses (excluding foreign currency translations)	38,691
Accretion of bond discounts, net	(2)
Purchase of long-term investments	(125,018)
Proceeds from sale of long-term investments	150,050
Purchases of securities to cover securities sold short	(26,231)
Proceeds from securities sold short	26,366
Purchase of short-term investments, net	(2,454)
Amortization of deferred debt offering costs	310
Amortization of mandatory redeemable preferred stock offering costs	118
Increase in deposits with brokers	(26)
Decrease in receivable for securities sold	388
Decrease in dividends, distributions and interest receivable	59
Increase in other assets	(399)
Decrease in investment management fee payable	(29)
Increase in premiums received on call option contracts written	48
Decrease in accrued directors’ fees	(7)
Decrease in accrued expenses and other liabilities	(422)
Net Cash Provided by Operating Activities	33,666
CASH FLOWS FROM FINANCING ACTIVITIES
Increase in borrowings under credit facility	12,000
Redemption of notes	(21,856)
Costs associated with notes issuance, net	(378)
Costs associated with renewal of credit facility	(280)
Cash distributions paid to common stockholders	(22,655)
Net Cash Used in Financing Activities	(33,169)
NET CHANGE IN CASH	497
CASH — BEGINNING OF PERIOD	503
CASH — END OF PERIOD	$1,000

____________

Supplemental disclosure of cash flow information:

During the nine months ended August 31, 2023, interest paid related to debt obligations was $3,224.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2023 (Unaudited)		For the Fiscal Year Ended November 30,
			2022	2021	2020
Per Share of Common Stock(1)
Net asset value, beginning of period	$9.82		$8.79	$7.02	$11.31
Net investment income (loss)(2)	(0.02)		(0.01)	(0.01)	(0.15)
Net realized and unrealized gains (losses)	(0.59)		1.66	2.24	(3.66)
Total income (loss) from operations	(0.61)		1.65	2.23	(3.81)
Common dividends — dividend income(3)	(0.48)		(0.09)	—	(0.47)
Common distributions — long-term capital gains(3)	—		—	—	—
Common distributions — return of capital(3)	—		(0.53)	(0.46)	(0.01)
Total dividends and distributions — common	(0.48)		(0.62)	(0.46)	(0.48)
Offering expenses associated with the issuance of common stock	—		—	—	—
Effect of shares issued in reinvestment of distributions	—		—	—	—
Effect of issuance of common stock	—		—	—	—
Effect of common stock repurchased	—		—	—	—
Net asset value, end of period	$8.73		$9.82	$8.79	$7.02
Market value per share of common stock, end of period	$7.40		$8.03	$7.13	$5.25
Total investment return based on common stock market value(4)	(1.8	)%(5)	21.8%	45.1%	(41.0)%
Total investment return based on net asset value(6)	(5.3	)%(5)	20.9%	33.7%	(32.7)%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$412,133		$463,620	$414,844	$331,227
Ratio of expenses to average net assets
Management fees(8)	1.6%		1.7%	1.7%	1.9%
Other expenses	0.4		0.3	0.4	0.4
Subtotal	2.0		2.0	2.1	2.3
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.5		1.3	1.3	3.2
Management fee waiver	—		—	—	—
Excise taxes	—		—	—	—
Total expenses	3.5%		3.3%	3.4%	5.5%
Ratio of net investment income (loss) to average net assets(2)	(0.3)%		(0.1)%	(0.2)%	(2.0)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(6.8	)%(5)	17.2%	26.8%	(50.7)%
Portfolio turnover rate	23.2	%(5)	16.0%	29.7%	51.8%
Average net assets	$421,681		$454,311	$392,637	$354,957
Notes outstanding, end of period(9)	$58,235		$80,091	$84,515	$84,515
Credit facility outstanding, end of period(9)	$12,000		$—	$33,000	$4,000
Term loan outstanding, end of period(9)	$—		$—	$—	$—
Mandatory redeemable preferred stock, end of period(9)	$41,491		$41,491	$41,491	$27,542
Average shares of common stock outstanding	47,197,462		47,197,462	47,197,462	47,197,462
Asset coverage of total debt(10)	745.9%		730.7%	488.3%	505.3%
Asset coverage of total leverage (debt and preferred stock)(11)	468.9%		481.3%	360.9%	385.4%
Average amount of borrowings per share of common stock during the period(1)	$1.75		$2.53	$2.40	$2.67

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2019	2018		2017	2016
Per Share of Common Stock(1)
Net asset value, beginning of period	$12.57	$14.15		$17.41	$17.56
Net investment income (loss)(2)	(0.10)	(0.18)		0.14	(0.07)
Net realized and unrealized gains (losses)	(0.29)	(0.19)		(2.10)	1.43
Total income (loss) from operations	(0.39)	(0.37)		(1.96)	1.36
Common dividends — dividend income(3)	—	(0.10)		(0.03)	(1.50)
Common distributions — long-term capital gains(3)	—	—		—	—
Common distributions — return of capital(3)	(0.93)	(1.10)		(1.27)	—
Total dividends and distributions — common	(0.93)	(1.20)		(1.30)	(1.50)
Offering expenses associated with the issuance of common stock	—	(0.01	)(12)	—	—
Effect of shares issued in reinvestment of distributions	—	—		—	(0.01)
Effect of issuance of common stock	—	—		—	—
Effect of common stock repurchased	0.06	—		—	—
Net asset value, end of period	$11.31	$12.57		$14.15	$17.41
Market value per share of common stock, end of period	$9.65	$10.96		$12.88	$15.33
Total investment return based on common stock market value(4)	(4.2)%	(6.7)%		(8.7)%	12.7%
Total investment return based on net asset value(6)	(2.1)%	(2.6)%		(11.7)%	12.7%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$533,957	$614,603		$311,843	$383,557
Ratio of expenses to average net assets
Management fees(8)	1.8%	1.8%		1.7%	1.8%
Other expenses	0.3	0.4		0.4	0.5
Subtotal	2.1	2.2		2.1	2.3
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.9	1.8		1.7	3.8
Management fee waiver	—	—		—	—
Excise taxes	—	—		—	—
Total expenses	4.0%	4.0%		3.8%	6.1%
Ratio of net investment income (loss) to average net assets(2)	(0.8)%	(1.1)%		0.9%	(0.5)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(2.7)%	(16.1)%		(11.9)%	10.3%
Portfolio turnover rate	30.0%	21.9%		25.5%	48.2%
Average net assets	$604,030	$420,605		$360,869	$314,015
Notes outstanding, end of period(9)	$200,923	$200,923		$91,000	$91,000
Credit facility outstanding, end of period(9)	$—	$24,000		$—	$—
Term loan outstanding, end of period(9)	$—	$—		$—	$27,000
Mandatory redeemable preferred stock, end of period(9)	$75,000	$75,000		$35,000	$35,000
Average shares of common stock outstanding	47,903,748	30,639,065		22,034,170	21,975,582
Asset coverage of total debt(10)	403.1%	406.6%		481.1%	454.7%
Asset coverage of total leverage (debt and preferred stock)(11)	293.5%	304.9%		347.5%	350.7%
Average amount of borrowings per share of common stock during the period(1)	$4.25	$4.39		$5.16	$4.86

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2015		2014	2013
Per Share of Common Stock(1)
Net asset value, beginning of period	$39.51		$35.75	$29.01
Net investment income (loss)(2)	0.30		(0.01)	(0.06)
Net realized and unrealized gains (losses)	(18.42)		5.61	8.61
Total income (loss) from operations	(18.12)		5.60	8.55
Common dividends — dividend income(3)	(1.68)		(1.57)	(1.15)
Common distributions — long-term capital gains(3)	(2.14)		(0.34)	(0.66)
Common distributions — return of capital(3)	—		—	—
Total dividends and distributions — common	(3.82	)(13)	(1.91)	(1.81)
Offering expenses associated with the issuance of common stock	—		—	—
Effect of shares issued in reinvestment of distributions	(0.01)		(0.02)	—
Effect of issuance of common stock	—		—	—
Effect of common stock repurchased	—		0.09	—
Net asset value, end of period	$17.56		$39.51	$35.75
Market value per share of common stock, end of period	$15.46		$35.82	$32.71
Total investment return based on common stock market value(4)	(50.2)%		15.3%	23.5%
Total investment return based on net asset value(6)	(48.7)%		16.4%	30.5%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$380,478		$854,257	$788,057
Ratio of expenses to average net assets
Management fees(8)	1.9%		1.7%	1.8%
Other expenses	0.2		0.2	0.2
Subtotal	2.1		1.9	2.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.5		1.7	1.8
Management fee waiver	—		—	—
Excise taxes	0.4		—	0.1
Total expenses	5.0%		3.6%	3.9%
Ratio of net investment income (loss) to average net assets(2)	1.0%		(0.0)%	(0.2)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(58.3)%		14.0%	25.9%
Portfolio turnover rate	45.3%		45.3%	49.1%
Average net assets	$672,534		$887,585	$726,248
Notes outstanding, end of period(9)	$185,000		$235,000	$205,000
Credit facility outstanding, end of period(9)	$—		$—	$50,000
Term loan outstanding, end of period(9)	$—		$46,000	$—
Mandatory redeemable preferred stock, end of period(9)	$70,000		$105,000	$65,000
Average shares of common stock outstanding	21,657,943		21,897,671	21,969,288
Asset coverage of total debt(10)	343.5%		441.4%	434.5%
Asset coverage of total leverage (debt and preferred stock)(11)	249.2%		321.3%	346.3%
Average amount of borrowings per share of common stock during the period(1)	$11.16		$12.84	$10.51

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

____________

(1)    Based on average shares of common stock outstanding.

(2)    Distributions on the Fund’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)    The actual characterization of the distributions made during the nine months ended August 31, 2023, will not be determinable until after the end of the fiscal year when the Fund can determine its actual earnings and profits for the full fiscal year (which would include gains and losses on the sale of securities during the remainder of the fiscal year) and may differ substantially from this preliminary information. The information presented for each of the other periods is a characterization of the total distributions paid to the common stockholders as either dividend income (a portion of which was eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) and is based on the Fund’s earnings and profits.

(4)    Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)    Not annualized.

(6)    Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)    Unless otherwise noted, ratios are annualized.

(8)    Ratio reflects total management fee before waiver, if any.

(9)    Principal/liquidation value.

(10)  Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%.

(11)  Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares (liquidation value). Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%.

(12)  Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”).

(13)  Includes special distribution of $1.80 per share paid in July 2015.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

1.     Organization

Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Fund” or “KMF”) is a Maryland corporation and commenced operations on November 24, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end investment management company. The Fund’s investment objective is to provide a high level of return with an emphasis on making cash distributions to its stockholders. The Fund seeks to achieve that investment objective by investing at least 80% of its total assets in the securities of Energy Companies and Infrastructure Companies. The Fund expects to invest the majority of its assets in NextGen Companies. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KMF.” For more information about the Fund’s investment objective, policies and principal risks, see Investment Objective, Policies and Risks in the Fund’s most recently filed annual report.

Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”) and KMF have entered into a definitive agreement to combine the two funds (the “Merger”). The Merger and related transactions are subject to KYN and KMF stockholder approval. A definitive joint proxy statement/prospectus containing information about the Merger is on file with the Securities and Exchange Commission. The special meeting of stockholders to approve the Merger is scheduled for November 1, 2023.

2.     Significant Accounting Policies

The following is a summary of the significant accounting policies that the Fund uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Fund determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any indebtedness) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Pursuant to Rule 2a-5, the Board of Directors has designated KA Fund Advisors, LLC (“KAFA”), the Fund’s investment adviser, as the “Valuation Designee” to perform fair value determinations of the Fund’s portfolio holdings, subject to oversight by and periodic reporting to the Board. The Valuation Designee determines the fair value of the Fund’s portfolio holdings in accordance with the Fund’s valuation program, as adopted by the Board.

Readily marketable portfolio securities listed on any exchange (including a foreign exchange) other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of foreign securities traded outside of the Americas may be adjusted to reflect events occurring after a foreign exchange closes that may affect the value of the foreign security. In such cases, these foreign securities are valued by an independent pricing service and are categorized as Level 2 securities for purposes of the fair value hierarchy. See Note 3 — Fair Value.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KAFA such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Fund’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

Forward currency contracts maturing in two or fewer days are valued at the spot rate. Forward currency contracts maturing in three days or more are valued at the midpoint price using an “interpolation” methodology that incorporates foreign-exchange prices obtained from an approved pricing service for standard forward-settlement periods, such as one month, three months, six months and one year. These securities are categorized as a Level 2 security for purposes of the fair value hierarchy. See Note 3 — Fair Value.

The Fund may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date.

For the nine months ended August 31, 2023, unless otherwise determined by the Valuation Designee, the following valuation process was used for such securities:

•   Valuation Designee.    The applicable investments are valued monthly by KAFA, as the Valuation Designee, with new investments valued at the time such investment was made. The applicable investments are valued by senior professionals of KAFA who comprise KAFA’s Valuation Committee. KAFA will specify the titles of the persons responsible for determining the fair value of the Fund’s investments, including by specifying the particular functions for which they are responsible, and will reasonably segregate fair value determinations from the portfolio management of the Fund such that the portfolio manager(s) may not determine, or effectively determine by exerting substantial influence on, the fair values ascribed to portfolio investments.

•   Valuation Firm.    Quarterly, a third-party valuation firm engaged by KAFA reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of the Fund’s total assets.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

As of August 31, 2023, the Fund held 5.9% of its net assets applicable to common stockholders (4.7% of total assets) in securities that were fair valued pursuant to these procedures (Level 3 securities). The aggregate fair value of these securities at August 31, 2023, was $24,396. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations and will do so in conformity with Rule 18f-4 under the 1940 Act.

Interest rate swap contracts.    The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

Forward currency contracts.    The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may utilize forward contracts for foreign currency hedging purposes or volatility management purposes.

When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation date, and unrealized appreciation or depreciation is recorded as the difference between the contractual exchange rates and the forward exchange rates as of each valuation date applied to the notional amount of each contract. A realized gain or loss is recorded at the time the forward contract expires. The value of the forward currency contracts is included in the Statements of Assets and Liabilities. Realized gains and losses and change in unrealized appreciation and depreciation are included in the Statements of Operations. For details on valuation, see Note 2 — Significant Accounting Policies — Investment Valuation.

The Fund expects to hedge a significant portion of its foreign currency rate risk but may have forward currency contracts that exceed or are less than the amount of foreign currency risk on any given date. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities. The use of forward currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. These contracts may involve market risk in excess of the net receivable or payable reflected on the Statement of Assets and Liabilities. See Note 8 — Derivative Financial Instruments.

F. Security Transactions — Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Fund utilizes the average cost method to compute the adjusted tax cost basis of its PTP securities.

G. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments generally are comprised of income and return of capital. At the time such dividends and distributions are received, the Fund estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Fund estimates the return of capital portion of dividends and distributions received from its investments based on historical information available and on other information provided by certain investments. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Fund’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Fund exceed its cost basis (i.e., its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Fund includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. Distributions received that were in excess of cost basis were treated as realized gains.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

In accordance with GAAP, the return of capital cost basis reductions for the Fund’s investments are limited to the total amount of the cash distributions received from such investments.

The following table sets forth the Fund’s estimated return of capital portion of the dividends and distributions received from its investments.

	For the Three Months Ended August 31, 2023	For the Nine Months Ended August 31, 2023
Dividends and distributions (before foreign taxes withheld of $148 and $475, respectively, and excluding distributions in excess of cost basis)	$7,596	$22,270
Dividends and distributions — % return of capital	60%	53%
Return of capital — attributable to net realized gains (losses)	$2,022	$2,434
Return of capital — attributable to net change in unrealized gains (losses)	2,573	9,474
Total return of capital	$4,595	$11,908

For the nine months ended August 31, 2023, the Fund estimated the return of capital portion of dividends and distributions received to be $11,035 (50%). During the third quarter of fiscal 2023, the Fund increased its return of capital estimate for the year by $873 due to 2022 tax reporting information received by the Fund in fiscal 2023. As a result, the return of capital percentage for the nine months ended August 31, 2023 was 53%. In addition, for the nine months ended August 31, 2023, the Fund estimated the cash distributions received that were in excess of cost basis to be $78. Distributions in excess of cost basis for the nine months ended August 31, 2023, decreased by $41 due to 2022 tax reporting information received by the Fund in fiscal 2023.

H. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with paid-in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Fund holds may have been purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Fund has the option to receive its distribution in cash or in additional shares or units of the security. During the nine months ended August 31, 2023, the Fund did not receive any paid-in-kind dividends or non-cash distributions.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

I. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Fund includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either dividend income (eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) is determined after the end of the fiscal year based on the Fund’s actual earnings and profits and may differ from preliminary estimates.

J. Partnership Accounting Policy — The Fund records its pro-rata share of the income (loss) to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

K. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund meets certain requirements that govern its sources of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

The Fund must pay distributions equal to 90% of its investment company taxable income (ordinary income and short-term capital gains) to qualify as a RIC and it must distribute all of its taxable income (ordinary income, short-term capital gains and long-term capital gains) to avoid federal income taxes. The Fund will be subject to federal income tax on any undistributed portion of income. For purposes of the distribution test, the Fund may elect to treat as paid on the last day of its taxable year all or part of any distributions that are declared after the end of its taxable year if such distributions are declared on or before the due date of its tax return, including any extensions (September 15th). See Note 6 — Taxes.

All RICs are subject to a non-deductible 4% excise tax on income that is not distributed on a timely basis in accordance with the calendar year distribution requirements. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its net capital gains for the one-year period ending on November 30, the last day of our taxable year, and (iii) undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December, payable to stockholders of record on a date during such months and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by stockholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

The Fund will be liable for the excise tax on the amount by which it does not meet the distribution requirement and will accrue an excise tax liability at the time that the liability is estimable and probable.

The Fund may be subject to withholding taxes on foreign-sourced income and accrues such taxes when the related income is earned.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification (ASC 740) defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund utilizes the average cost method to compute the adjusted tax cost basis of its PTP securities.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2018 remain open and subject to examination by federal and state tax authorities.

L. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be. The Fund is liable for any interest, dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short).

M. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

N. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

O. Offering and Debt Issuance Costs — Offering costs incurred by the Fund related to the issuance of its common stock reduce additional paid-in-capital when the stock is issued. Costs incurred by the Fund related to the issuance of its debt (revolving credit facility, bank facility or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

The Fund has classified the costs incurred to issue its notes and preferred stock as a deduction from the carrying value on the Statement of Assets and Liabilities. For the purpose of calculating the Fund’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of debt or preferred stock.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

3.     Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Fund obtains from independent, third-party sources. Unobservable inputs are developed by the Fund based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•   Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•   Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•   Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at August 31, 2023, and the Fund presents these assets and liabilities by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$511,404	$475,947	$11,061	(1)	$24,396
Short-term investments	8,294	8,294	—		—
Total assets at fair value	$519,698	$484,241	$11,061		$24,396
Liabilities at Fair Value
Call options written	$121	$—	$121		$—

____________

(1)    As of August 31, 2023, this amount represents the value of the Fund’s investment in Plains AAP, L.P. (“PAGP-AAP”).

As of August 31, 2023, the Fund had Notes outstanding with an aggregate principal amount of $58,235 and 1,659,657 of MRP Shares outstanding with a total liquidation value of $41,491. The Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. See Note 11 — Notes and Note 12 — Preferred Stock.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

As a result, the Fund categorizes the Notes and MRP Shares as Level 3 securities and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Fund records the Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of August 31, 2023, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes	$58,235	$55,800
MRP Shares	$41,491	$40,000

The following tables present the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2023.

Three Months Ended August 31, 2023	Equity
Balance — May 31, 2023	$24,315
Purchases	—
Sales	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Change in unrealized gains (losses), net	81
Balance — August 31, 2023	$24,396
Net change in unrealized gain (loss) of investments still held at August 31, 2023	$81
Nine Months Ended August 31, 2023	Equity Investments
Balance — November 30, 2022	$23,867
Purchases	—
Sales	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Change in unrealized gains (losses), net	529
Balance — August 31, 2023	$24,396
Net change in unrealized gain (loss) of investments still held at August 31, 2023	$529

The $81 and $529 of net unrealized gains for the three and nine months ended August 31, 2023, respectively, relates to investments that were held during the period. The Fund includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

The Fund owns cumulative convertible preferred units of Enterprise Products Partners L.P. (“EPD”). The convertible preferred units will be convertible by the holders into common units at any time after September 29, 2025 at a conversion rate calculated as the Liquidation Preference divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at the time of conversion. The convertible preferred units are redeemable at any time by EPD, at Redemption Prices ranging from 100% to 110% of Liquidation Preference based on the date of redemption. The convertible preferred units are senior to the underlying common units in terms of liquidation preference and priority of distributions. KAFA, as the Fund’s Valuation Designee, has determined that it is appropriate to value these convertible preferred units using a discounted cash flow analysis under two different scenarios and calculate a probability weighted

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

valuation based on these scenarios. Under the first scenario, the valuation assumes that the Fund holds the security until the fifth anniversary of the original issuance date (September 30, 2025) and assigns a 95% probability to this outcome. Under the second scenario, the valuation assumes the security is redeemed by EPD upon the next step-down in Redemption Price (September 30, 2024) and assigns a 5% probability to this outcome. To determine the appropriate discount rate for this analysis, KAFA estimates the credit spread for the convertible preferred units, which is based on (a) the credit spread of EPD’s unsecured notes with a focus on its notes maturing February 2026 and (b) the credit spread of publicly traded fixed-rate preferred securities of similar investment grade issuers in the energy industry over their publicly traded notes. The Fund’s ability to sell the preferred units prior to redemption is subject to certain restrictions. As such, KAFA applies a 5% illiquidity discount to be amortized over an assumed five-year holding period to September 30, 2025. If the resulting valuation implies a price higher than the current redemption price, the valuation is limited to the current redemption price plus unpaid distributions.

The Fund’s Streamline Series C Preferred Shares are convertible into common equity at any time at the Fund’s option and are senior to common equity and Series A and Series B preferred shares in terms of liquidation preference and priority of distributions. Streamline Series C Preferred Shares are entitled to receive a quarterly dividend beginning in March 31, 2025, at an annual rate of 12.0%, which rate shall increase 2.0% each year thereafter to a maximum rate of 18.0%. Streamline Series C Preferred Shares are redeemable by Streamline at any time after March 31, 2025, at a price sufficient for the Fund to achieve a 20.0% internal rate of return on its investment.

As part of the process to determine this investment’s fair value, KAFA utilizes two valuation methodologies to determine the estimated value of the Series C Preferred Shares assuming such shares have been converted into common equity. One of the methodologies is based on publicly traded enterprise value to earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples for comparable companies and the second is based on a discounted cash flow model. A range of per share values is derived from these three methodologies after incorporating an illiquidity discount. A per share value within the resulting range is then selected as the fair value.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize.

The following table summarizes the significant unobservable inputs that the Fund used to value its portfolio investments categorized as Level 3 as of August 31, 2023:

Quantitative Table for Valuation Techniques

	Fair Value	Valuation Technique	Unobservable Inputs	Range
Assets Fair Value				Low	High	Average
EPD Convertible	$17,658	- Discounted cash flow analysis	- Discount rate	6.3%	6.9%	6.6%
Preferred Units			- Illiquidity discount	2.1%	2.1%	2.1%
Streamline Series C Preferred Shares	6,738	- EV/EBITDA multiples	- 2023 EV/EBITDA multiples	7.0x	8.0x	7.5x
			- 2024 EV/EBITDA multiples	6.5x	7.5x	7.0x
			- Illiquidity discount	15%	15%	15%
		- Discounted cash flow analysis	- Discount rate	21%	21%	21%
	$24,396

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

4.     Risk Considerations

The Fund’s investments are concentrated in the energy sector. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or environmental, catastrophic or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the energy sector. The performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The Fund also invests in securities of foreign issuers, predominantly those located in Canada and Europe. The value of those investments will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the issuers operate or are domiciled. Additionally, to the extent that the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

The Fund may hedge against currency risk resulting from investing in securities valued in non-U.S. currencies. Currency hedging transactions in which the Fund may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. The use of hedging transactions may result in losses greater than if they had not been used, may require selling or purchasing portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold on to a security that it might otherwise sell.

At August 31, 2023, the Fund had the following investment concentrations:

Category	Percent of Long-Term Investments
Energy Companies(1)	100.0%
Equity securities	100.0%
NextGen Companies(1)	45.5%
Securities of PTPs	24.6%
Largest single issuer	9.8%
Restricted securities	6.9%

____________

(1)    Refer to the Glossary of Key Terms for the definition of Energy Companies and NextGen Companies.

For more information about the principal risks of investing in the Fund see Investment Objective, Policies and Risks in the Fund’s most recently filed annual report.

5.     Agreements and Affiliations

A. Administration Agreement — On February 1, 2022, the Fund entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Fund. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Fund has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, KAFA receives an investment management fee from the Fund.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The investment management agreement has a current term through April 30, 2024 and may be renewed annually thereafter upon approval of the Fund’s Board of Directors (including a majority of the Fund’s directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act). For the nine months ended August 31, 2023, the Fund paid management fees at an annual rate of 1.25% of the average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to the Fund’s use of debt and preferred stock), minus the sum of the Fund’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any debt issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

C. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Fund invests. The Fund also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Fund believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Fund holds in certain limited partnerships to be voting securities. If such a determination were made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Fund holds as a voting security, the Fund considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Fund generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Fund has treated those securities as voting securities. If the Fund does not consider the security to be a voting security, it will not consider such partnership to be

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

an “affiliate” unless the Fund and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Fund does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction, that the terms would be more or as favorable to the Fund or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that it could make.

Streamline Innovations Holdings, Inc. — Pursuant to the terms of the Streamline Series C Preferred Shares, Kayne Anderson has the right to designate one director of Streamline for so long as Kayne Anderson and its affiliates continue to beneficially own at least 50% of the Streamline Series C Preferred Shares. Ron M. Logan is a Senior Managing Director of Kayne Anderson and serves as the Kayne Anderson appointed director of Streamline. The Fund believes that it is an affiliate of Streamline under the 1940 Act by virtue of the Fund’s and other affiliated Kayne Anderson funds’ ownership interest in Streamline and Kayne Anderson’s director designation right.

The following table summarizes the Fund’s investments in affiliates as of and for the three and nine months ended August 31, 2023:

			Dividends/Distributions Received		Net Realized Gains (Losses)		Net Change in Unrealized Gains (Losses)
Investment(1)	No. of Shares/Units(2) (in 000’s)	Value	Three Months Ended	Nine Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Nine Months Ended
Streamline Innovations Holdings, Inc.	1,375	$6,738	$—	$—	$—	$—	$550	$206

____________

(1)    See Schedule of Investments for investment classifications.

(2)    During the three and nine months ended August 31, 2023, there were no purchases or sales of any affiliates.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

6.     Taxes

It is the Fund’s intention to continue to be treated as and to qualify as a RIC under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. See Note 2 — Significant Accounting Policies.

Income and capital gain distributions made by RICs often differ from GAAP basis net investment income (loss) and net realized gains (losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from PTPs and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes.

As of August 31, 2023, the principal temporary differences between income for GAAP purposes and taxable income were (a) realized losses that were recognized for GAAP purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s PTP investments; and (c) other basis adjustments in the Fund’s PTPs and other investments.

Under the Regulated Investment Company Modernization Act of 2010, any net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

On August 6, 2018, KMF completed its merger with KYE. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. At the time of the merger, $130,791 of capital loss carryforwards were subject to limitations under Section 382 of the Internal Revenue Code (“Section 382”). Regulations under Section 382 limit the amount of capital gains that can be offset by the Fund’s capital loss carryforward to $8,533, annually, until all of the Fund’s loss carryforwards are fully utilized. As of November 30, 2022, the Fund had approximately $55,500 of capital loss carryforwards subject to limitations under Section 382.

For the fiscal year ended November 30, 2022, the tax character of the total $29,262 distributions paid to common stockholders was $4,476 of dividend income and $24,786 of return of capital. The tax character of the total $1,298 distributions paid to holders of MRP Shares was dividend income.

For purposes of determining the tax character of the dividends/distributions paid to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in PTPs.

As of August 31, 2023, the cost basis of investments for federal income tax purposes was $450,929 and the premiums received on outstanding option contracts written were $63. At August 31, 2023, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$104,705
Gross unrealized depreciation of investments (including options, if any)	(35,993)
Net unrealized appreciation of investments before foreign currency related translations	68,712
Unrealized depreciation on foreign currency related translations	(2)
Net unrealized appreciation of investments	$68,710

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

7.     Restricted Securities

From time to time, the Fund’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

At August 31, 2023, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments
Plains GP Holdings, L.P. — Plains AAP, L.P.(1)	(2)	(3)	690	$500	$11,061	$16.04	2.7%	2.1%
Level 3 Investments(4)
Enterprise Products Partners L.P.
Convertible Preferred Units	(2)	(5)	18	$15,060	$17,658	$1,001.21	4.3%	3.4%
Streamline Innovations Holdings, Inc.
Series C Preferred Units	(2)	(6)	1,375	6,882	6,738	4.90	1.6	1.3
Total				$21,942	$24,396		5.9%	4.7%
Total of all restricted investments				$22,442	$35,457		8.6%	6.8%

____________

(1)    The Fund values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American Pipeline, L.P. (“PAA”). As of August 31, 2023, the Fund’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 3 — Fair Value.

(2)    Security was acquired at various dates in current and/or prior fiscal years.

(3)    The Fund’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Fund’s option. Upon exchange, the PAGP shares or PAA units will be freely tradable.

(4)    Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)    Unregistered or restricted security of a publicly-traded company.

(6)    Unregistered or restricted security of a private company.

8.     Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

Option Contracts — Based on the notional amount, the Fund has written a monthly average of $1,030 of call options during the nine months ended August 31, 2023.

Interest Rate Swap Contracts — As of August 31, 2023, the Fund did not have any interest rate swap contracts outstanding.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of August 31, 2023
Call options written	Options	$(121)

The following tables set forth the effect of the Fund’s derivative instruments on the Statement of Operations:

		For the Three Months Ended August 31, 2023
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$—	$(58)
		For the Nine Months Ended August 31, 2023
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$58	$(58)
Securities Sold Short	Securities Sold Short	135	—
		$193	$(58)

9.     Investment Transactions

For the nine months ended August 31, 2023, the Fund purchased and sold securities in the amounts of $125,018 and $150,050 (excluding short-term investments and securities sold short, if any).

10.   Credit Facilities

As of August 31, 2023, the Fund had a $45,000 unsecured revolving credit facility (the “Credit Facility”) that matures on February 23, 2024. The interest rate on outstanding borrowings under the Credit Facility may vary between the secured overnight financing rate (“SOFR”) plus 1.40% and SOFR plus 2.25%, depending on the Fund’s asset coverage ratios. The Fund pays a fee of 0.20% per annum on any unused amounts of the Credit Facility.

For the nine months ended August 31, 2023, the average amount outstanding under the Credit Facility was $3,953 with a weighted average rate of 6.34%. As of August 31, 2023, the Fund had $12,000 outstanding under the Credit Facility at an interest rate of 6.72%.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

As of August 31, 2023, the Fund had a $20,000 unsecured revolving credit facility (“Bank Facility”) that matures on August 6, 2024. Borrowings under the Bank Facility will bear interest at a rate of 1-month SOFR plus 1.45%. The Fund pays a commitment fee of 0.20% per annum on any unused amounts of the Bank Facility. As of August 31, 2023, the Fund did not have any borrowings under the Bank Facility.

As of August 31, 2023, the Fund was in compliance with all financial and operational covenants required by the Credit Facility and Bank Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

11.   Notes

At August 31, 2023, the Fund had $58,235 aggregate principal amount of Notes outstanding. During the nine months ended August 31, 2023, the Fund issued $40,000 of Notes and redeemed $61,856 of Notes.

The table below sets forth a summary of issuances, redemptions and key terms of each series of Notes outstanding at August 31, 2023.

Series	Principal Outstanding, November 30, 2022	Principal Redeemed	Principal Issued	Principal Outstanding, August 31, 2023	Unamortized Issuance Costs	Estimated Fair Value August 31, 2023	Fixed Interest Rate	Maturity
D	$40,000	$(40,000)	$—	$—	$—	$—	3.34%	5/1/23
F	—	—	40,000	40,000	365	38,200	5.18%	3/29/33
H	21,856	(21,856)	—	—	—	—	3.72%	8/8/23
I	18,235	—	—	18,235	37	17,600	3.82%	8/8/25
	$80,091	$(61,856)	$40,000	$58,235	$402	$55,800

Holders of the Notes are entitled to receive cash interest payments semi-annually (on February 13 and August 13) at the fixed rate. As of August 31, 2023, the weighted average interest rate on the outstanding Notes was 4.75%.

As of August 31, 2023, each series of Notes was rated “AAA” by Kroll Bond Rating Agency (“KBRA”). In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Fund is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Fund. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At August 31, 2023, the Fund was in compliance with all covenants under the Notes agreements.

12.   Preferred Stock

At August 31, 2023, the Fund had 1,659,657 shares of MRP Shares outstanding, with a total liquidation value of $41,491 ($25.00 per share). The table below sets forth the key terms of each series of MRP Shares outstanding at August 31, 2023.

Series	Liquidation Value August 31, 2023	Unamortized Issuance Costs	Estimated Fair Value August 31, 2023	Rate	Mandatory Redemption Date
H	$9,491	$46	$9,200	4.07%	12/1/24
I	20,000	204	20,100	3-month SOFR + 2.01%	6/1/26
J	12,000	145	10,700	2.44%	9/1/26
	$41,491	$395	$40,000

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

As of August 31, 2023, each series of MRP Shares was rated “A+” by KBRA.

The dividend rate on the Fund’s MRP Shares can increase further if the credit rating is downgraded below “A” (as determined by the lowest credit rating assigned). Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make a dividend or certain other payments.

The MRP Shares rank senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Fund and are also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225%.

Under the terms of the MRP Shares, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Fund.

At August 31, 2023, the Fund was in compliance with the asset coverage requirements of its MRP Shares.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

13.   Common Stock

At August 31, 2023, the Fund had 198,340,343 shares of common stock authorized and 47,197,462 shares outstanding. As of August 31, 2023, KAFA owned 4,000 shares of the Fund. During the nine months ended August 31, 2023 and the fiscal year ended November 30, 2022, there were no common stock transactions.

14.   Subsequent Events

On September 20, 2023, the Fund declared a quarterly distribution of $0.16 per common share for the third quarter. The total distribution of $7,552 was paid October 10, 2023. Of this total, pursuant to the Fund’s dividend reinvestment plan, $288 was reinvested into the Fund through open market purchases of common stock.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
GLOSSARY OF KEY TERMS
(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means Energy Infrastructure Assets and other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, fractionating, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or water.

“Energy Companies” means companies that own and/or operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such assets or (ii) have Energy Assets that represent the majority of their assets.

“Energy Infrastructure Assets” means (a) Midstream Assets, (b) Renewable Infrastructure Assets and (c) Utility Assets.

“Energy Infrastructure Companies” consists of (a) Midstream Companies, (b) Renewable Infrastructure Companies and (c) Utility Companies.

“Energy Transition” is used to describe the energy sector’s transition to a more sustainable mix of lower carbon and renewable energy sources that results in reduced emissions of carbon dioxide and other greenhouse gases over the next 20 to 30 years.

“Infrastructure Assets” consists of (i) Energy Infrastructure Assets, (ii) assets used to provide communications services, including cable television, satellite, microwave, radio, telephone and other communications media or (iii) assets used to provide transportation services, including toll roads, airports, railroads or marine ports or (iv) assets used to provide water services, including water treatment, storage and transportation.

“Infrastructure Companies” consists of (a) Energy Infrastructure Companies and (b) other companies that own and operate Infrastructure Assets. For the purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Infrastructure Assets or providing services for the operation of such assets or (ii) have Infrastructure Assets that represent the majority of their assets.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in (a) transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities or (b) the capture, transportation or sequestration of carbon dioxide.

“Midstream Companies” means companies that own and operate Midstream Assets. Such companies may be structured as PTPs or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

“Natural Gas & LNG Infrastructure Companies” means Midstream Companies that primarily own and/or operate Midstream Assets related to natural gas or liquefied natural gas.

“NextGen Companies” are Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition based on our Advisor’s assessment of each company’s business.

“Other Energy Companies” means Energy Companies, excluding Energy Infrastructure Companies.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
GLOSSARY OF KEY TERMS
(UNAUDITED)

“Qualified Publicly Traded Partnerships” or “PTPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Renewable Infrastructure Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity, steam, natural gas or transportation fuels, from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and organic waste.

“Renewable Infrastructure Companies” means companies that own and/or operate Renewable Infrastructure Assets. Such companies may be structured as PTPs or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

“Utility Assets” means assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam.

“Utility Companies” means companies that own and/or operate Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
ADDITIONAL INFORMATION
(UNAUDITED)

REPURCHASE DISCLOSURE

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

James C. Baker, Jr.	Chairman of the Board of Directors, President and Chief Executive Officer
William H. Shea, Jr.	Lead Independent Director
William R. Cordes	Director
Anne K. Costin	Director
Barry R. Pearl	Director
Albert L. Richey	Director
Carita S. Walker	Director
Caroline A. Winn	Director
Terry A. Hart	Chief Operating Officer and Assistant Secretary
A. Colby Parker	Chief Financial Officer and Treasurer
Michael J. O’Neil	Chief Compliance Officer and Secretary
J.C. Frey	Executive Vice President
Ron M. Logan, Jr.	Senior Vice President
Adriana I. Jimenez	Vice President
Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
2121 Avenue of the Stars, 9th Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317
Custodian JPMorgan Chase Bank, N.A. 383 Madison Avenue, Fourth Floor New York, NY 10179	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017
Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.